UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 18, 2023, Achari Ventures Holdings Corp. I (the “Company,” “Achari,” “we,” “us” or “our”) held a special meeting in lieu of an annual meeting of the Company’s shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders approved (i) a proposal (the “Charter Amendment Proposal”) to amend our Fourth Amended and Restated Certificate of Incorporation (our “charter”) to revise our existing extension option, which currently provides that we have the option of extending the period by which we must consummate a business combination by up to 12 months, from our original expiration date of January 19, 2023 (the “Original Expiration Date”), to January 19, 2024 (the “Current Expiration Date”), to instead provide that we will have the option to extend the period by which we must consummate a business combination by an additional six months, from the Current Expiration Date, or from January 19, 2024, to July 19, 2024 (the “Third Amended Extended Date”), with such extension option exercisable in six single-month increments (each such monthly extension option, a “Monthly Extension Option”), for an additional six-month aggregate total extension period if each Monthly Extension Option is exercised, and with each such Monthly Extension Option exercisable upon five calendar days’ advance notice prior to the applicable monthly deadline (such deadline for exercising each such Monthly Extension Option being the 19th calendar day of each month); (ii) a proposal (the “Redemption Limitation Amendment Proposal”) to amend our charter to eliminate a limitation in the charter providing that the Company shall not redeem public shares (as defined below) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 following any such redemptions (the “Redemption Limitation”), in order to allow the Company to redeem public shares irrespective of whether the amount of such redemptions would breach the Redemption Limitation if the Company so chooses in its sole discretion and (iii) a proposal (the “Trust Amendment Proposal”) to amend our Second Amended and Restated Investment Management Trust Agreement, dated July 12, 2023, by and between Continental Stock Transfer & Trust Company (the “Trustee”) and Achari (the “Trust Agreement”), to provide that the Current Expiration Date provided for in the Trust Agreement, upon which assets held in the trust account (the “Trust Account”) established in connection with our initial public offering (“IPO”) will be liquidated if we have not consummated a business combination, may be extended, at our option, and on a monthly basis, pursuant to the exercise of Monthly Extension Option(s), up to and until the Third Amended Extended Date of July 19, 2024; provided that, in order to exercise a single Monthly Extension Option, we must deposit into the Trust Account the lesser of (x) $100,000 and (y) $0.04 for each share of our common stock included in the units which were sold in our IPO and which remain outstanding on the date of such deposit.

The Company entered into the Third Amended and Restated Trust Agreement on December 19, 2023 with Continental Stock Transfer & Trust Company. The Fifth Amended and Restated Certificate of Incorporation will be deemed effective as of December 19, 2023 and will be promptly filed with the Delaware Secretary of State.

The foregoing descriptions of the (i) Charter Amendment Proposal, the Redemption Limitation Amendment Proposal and the Fifth Amended and Restated Certificate of Incorporation and (ii) the Trust Amendment Proposal and the Third Amended and Restated Trust Agreement, do not purport to be complete, and are qualified in their entirety by the descriptions included in the Company’s definitive proxy statement regarding the Special Meeting, filed by the Company with the Securities and Exchange Commission on December 8, 2023, as amended to date, and in particular by the Fifth Amended and Restated Certificate of Incorporation and the Third Amended and Restated Trust Agreement, each filed hereto as Exhibit 3.1 and 10.1, respectively, and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent applicable, the contents of Item 1.01 and Item 8.01 are incorporated into this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 18, 2023, the Company held the Special Meeting. On November 29, 2023, the record date for the Special Meeting, there were 3,138,321 shares of common stock issued and outstanding and entitled to be voted at the Special Meeting, 91.10% of which were represented in person or by proxy at the Special Meeting, which constituted a quorum.

The final results for each of the matters submitted to a vote of the Company’s stockholders at the Special Meeting were as follows:

Proposal No. 1— The Charter Amendment Proposal

Stockholders approved the Charter Amendment Proposal. Passage of the Charter Amendment Proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,835,923	23,239	0

Proposal No. 2— The Redemption Limitation Amendment Proposal

Stockholders approved the Redemption Limitation Amendment Proposal. Passage of the Redemption Limitation Amendment Proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,842,001	17,161	0

Proposal No. 3— The Trust Amendment Proposal

Stockholders approved the Trust Amendment Proposal. Passage of the Trust Amendment Proposal required approval by the affirmative vote of at least 65% of the Company’s outstanding shares of common stock. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,835,923	23,239	0

Proposal No. 4— The Director Proposal

Stockholders approved the Director Proposal, a proposal to re-elect the following two directors to the Company’s board of directors, with each such director to serve as “Class I” directors (as defined in our charter) until the fourth annual meeting of stockholders following the Special Meeting or until such director’s successor is elected and qualified. Passage of the Director Proposal required approval by the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Special Meeting and entitled to vote thereon . The voting results were as follows:

NOMINEE	FOR	WITHHELD
Seth Farbman	2,835,923	23,239
Kevin K. Albert	2,835,923	23,239

Proposal No. 5— The Auditor Proposal

Stockholders approved the Auditor Proposal, a proposal to ratify the appointment by our audit committee of WithumSmith+Brown PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Passage of the Auditor Proposal required approval by the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy at the Special Meeting and entitled to vote thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,842,001	17,161	0

Proposal No. 6— The Adjournment Proposal

Stockholders approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes, or in certain other circumstances. Passage of the Adjournment Proposal required approval by the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy at the Special Meeting and entitled to vote thereon. The voting results were as follows:

FOR	AGAINST	ABSTAIN
2,835,923	23,239	0

Although this proposal received sufficient votes to be approved, the Adjournment Proposal was not presented for adoption and no motion to adjourn was made because the adjournment of the Special Meeting was determined not to be necessary given the passage of the aforementioned proposals.

Item 8.01.	Other Events.

Redemption of Shares

In connection with the stockholders’ vote at the Special Meeting, the Company has been advised that holders of 87,380 shares of common stock of the Company exercised their right to redeem their shares for cash at an approximate price of $10.89 per share, for an aggregate payment of approximately $951,568.20, which will be withdrawn from the Company’s trust account to redeem such shares.

Monthly Extension Option Exercise

On December 14, 2023, Achari Ventures Holdings Corp. I, a Delaware company (the “Company”), notified Continental Stock Transfer & Trust Company, the trustee of the Company’s trust account (the “Trust Account”), that it was extending (an “Extension”) the time available to the Company to consummate its initial business combination, from December 19, 2023 to January 19, 2024 (the “Sixth Extension”), pursuant to and in accordance with the terms of the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Company’s Second Amended and Restated Investment Management Trust Agreement (the “Trust Agreement”). The Sixth Extension is the sixth of up to six (6) one-month Extensions permitted under the Company’s Certificate of Incorporation and Trust Agreement.

Pursuant to the terms of the Company’s Certificate of Incorporation and Trust Agreement, on December 19, 2023, with respect to the exercise of the Sixth Extension, the Company deposited $31,916.05 into the Company’s Trust Account in connection with the exercise of the Sixth Extension. Such deposit with respect to the Sixth Extension was made using funds held outside of the Company’s Trust Account and available to the Company to fund working capital requirements.

Beneficial Ownership Table

As of the date hereof (and for the avoidance of doubt, giving effect to any redemptions in connection with the Special Meeting described above), the Company had 3,050,941 shares of common stock issued and outstanding. The following table sets forth information regarding the beneficial ownership of our common stock as of the date hereof (and for the avoidance of doubt, giving effect to any redemptions in connection with the Special Meeting described above), based on information obtained from the persons named below, with respect to the beneficial ownership of our common stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock;

•	all our executive officers and directors as a group; and

•	Achari Sponsor Holdings I LLC.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants included in our units or the private warrants as these warrants are not convertible or exercisable within 60 days of December 18, 2023.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
Achari Sponsor Holdings I LLC (1)(2)(3)(4)	1,572,400	51.5%
Vikas Desai (1)(2)(3)(4)	1,572,400	51.5%
Merrick Friedman	*	*
Mitchell Hara	*	*
Seth Farbman	*	*
Kevin K. Albert	*	*
Harry DeMott	*	*
Mark Pelson	*	*
Timothy J. Seymour	*	*
All executive officers and directors as a group (8 individuals) and Achari Sponsor Holdings I LLC	1,572,400	51.5%

*	Less than 1%

(1)	Unless otherwise noted, the business address of each of the entities and individuals listed in the table above is c/o Achari Ventures Holdings Corp. I, 60 Walnut Avenue, Suite 400, Clark, NJ 07066.
(2)

Mr. Desai is the managing member of the Company’s sponsor Achari Sponsor Holdings I LLC (the “Sponsor”). Accordingly, Mr. Desai has voting and dispositive power over the shares of common stock held by the Sponsor and may be deemed to beneficially own such shares of common stock.

(3)

On July 17, 2023, the Sponsor transferred 927,600 shares of common stock to certain members of the Sponsor. Following such transfer, 1,572,400 shares of our common stock were held directly by the Sponsor and 927,600 shares of common stock were held directly by such members of the Sponsor who were transferred shares as described above. Except as disclosed herein, no individual member of the Sponsor beneficially owns more than 5% of our issued and outstanding common stock. Please note that in certain previous reports of beneficial ownership, the Company may have inadvertently implied that the 927,600 shares transferred to certain members of the Sponsor on July 17, 2023 and referred to above were collectively owned by a “group” as defined under Rule 13d-5 of the Securities Exchange Act of 1934. The Company confirms that as disclosed in the Company’s Schedule 13G Amendment No. 1 filed on July 17, 2023, it does not consider such individual members of the Sponsor who received such shares to be a “group” for beneficial ownership reporting purposes. For the further avoidance of doubt and as reported in the Company’s Schedule 13G Amendment No. 1 filed on July 17, 2023, such members of the Sponsor who received such shares in the transfer described above maintain full ownership and voting control of such founder shares in their individual capacities.

(4)

Our Sponsor is the record holder of such shares except as described above in footnote (2). Mr. Desai is the managing member of our Sponsor, and as such has voting and investment discretion with respect to the common stock held of record by our Sponsor, and may be deemed to have beneficial ownership of such shares. Mr. Desai disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

No Offer or Solicitation

This Current Report on Form 8-K (the “Current Report”) is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities or in respect of an initial business combination or financing and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This Current Report may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering and periodic filings filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Fifth Amended and Restated Certificate of Incorporation

10.1	Third Amended and Restated Investment Management Trust Agreement.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I

Dated: December 21, 2023

	By:	/s/ Vikas Desai
	Name:	Vikas Desai
	Title:	Chief Executive Officer